J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated August 23, 2024

to the Current Summary Prospectuses, Prospectuses and Statement of Additional Information,

as supplemented

The Securities and Exchange Commission (“SEC”) approved amendments (“Amendments”) to the rules that govern the operation of U.S. registered money market funds (“MMFs”). The Amendments became effective on October 2, 2023, with tiered compliance dates. Under the Amendments, beginning October 2, 2024, the board (or its delegate) of a MMF that qualifies as an “institutional MMF” (i.e., institutional prime and institutional tax-exempt MMFs) must require the MMF to impose a mandatory liquidity fee when the MMF experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the MMF’s net asset value on that day) that exceed 5% of net assets (the “Mandatory Liquidity Fee”), unless the amount of the Mandatory Liquidity Fee is de minimis. The size of the Mandatory Liquidity Fee to be charged must be based on a good faith estimate, supported by data, of the costs the MMF would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. Further, if the amount of the Mandatory Liquidity Fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the MMF is not required to charge a fee.

In connection with the Mandatory Liquidity Fee requirements, the Funds will be subject to a Mandatory Liquidity Fee, effective October 2, 2024. As a result, the following changes to the Summary Prospectuses, Prospectuses and Statement of Additional Information will be made, effective October 2, 2024.

The “The Fund’s Main Investment Strategy — Liquidity Fees” section of the Summary Prospectuses is hereby deleted in its entirety and replaced with the following:

Liquidity Fees

The Fund’s policies and procedures require the Fund to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that day) exceeding 5% of net assets, unless the amount of the mandatory liquidity fee would be de minimis. The size of the mandatory liquidity fee to be charged will be based on a good faith estimate, supported by data, of the costs the Fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to charge a mandatory liquidity fee. In addition, the Fund’s policies and procedures permit the Fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

Each of the “The Fund’s Main Investment Strategy — Liquidity Fees” section of the Prospectuses, “More About the Funds — Additional Information About the Funds’ Investment Strategies — Prime Money Market Fund — Liquidity Fees” section of the Prospectuses and “More About the Funds — Additional Information About the Funds’ Investment Strategies — Institutional Tax Free Money Market Fund — Liquidity Fees” section of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Liquidity Fees

The Fund’s policies and procedures require the Fund to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that day) exceeding 5% of net assets, unless the amount of the mandatory liquidity fee would be de minimis. The size of the mandatory liquidity fee to be charged will be

SUP-MMF-824

based on a good faith estimate, supported by data, of the costs the Fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to charge a mandatory liquidity fee. In addition, the Fund’s policies and procedures permit the Fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The “How Your Account Works — Liquidity Fees” section of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Liquidity Fees

Mandatory Liquidity Fees

A Fund that qualifies as an Institutional MMF is required to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that day) exceeding 5% of net assets, unless the amount of the mandatory liquidity fee would be de minimis. The size of the mandatory liquidity fee to be charged will be based on a good faith estimate, supported by data, of the costs the Fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to charge a mandatory liquidity fee.

The Board has delegated to the adviser the responsibility of making mandatory liquidity fee determinations. The adviser may utilize one or more service providers to assist in calculating the amount of a mandatory liquidity fee. Such service providers may use data from various sources, such as trade data, Federal Reserve Board primary issuance data and proprietary pricing tools to model or otherwise project trading volume capacity and market price impacts of portfolio holdings in order to provide a good faith estimate of each holding’s liquidity costs. Service providers also may analyze pricing impacts under different stress scenarios to inform market impact costs. To the extent the adviser uses a service provider to assist in calculating the amount of a mandatory liquidity fee, the adviser will be responsible for ongoing due diligence and oversight of the service provider. If the adviser determines that the costs of selling a pro rata amount of each portfolio security as estimated by a service provider cannot be estimated in good faith and supported by data, the 1% default fee will apply.

If a mandatory liquidity fee is applied, it will be charged on all redemption orders submitted the same day as the effective time of the imposition of the mandatory liquidity fee. Mandatory liquidity fees would reduce the amount you receive upon redemption of your shares.

The imposition of a mandatory liquidity fee will be reported by a Fund to the SEC on Form N-MFP.

Discretionary Liquidity Fees

A Fund that does not qualify as a Government MMF may impose a discretionary liquidity fee of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund. Discretionary liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The adviser generally expects that a discretionary liquidity fee would be implemented, if at all, after a Fund has notified Financial Intermediaries and shareholders that a discretionary liquidity fee will be imposed (generally, applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement that the Fund will impose a discretionary liquidity fee), although the adviser, in its discretion, may elect otherwise. In the event that a discretionary liquidity fee is imposed, the adviser expects that for the duration of its implementation and the day after which such is terminated, a Fund would strike only one NAV per day, at the Fund’s last scheduled NAV calculation time.

If a discretionary liquidity fee is applied, it will be charged on all redemption orders submitted after the effective time of the imposition of the discretionary liquidity fee. Discretionary liquidity fees would reduce the amount you receive upon redemption of your shares.

The adviser may, in its discretion, terminate a discretionary liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a discretionary liquidity fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a discretionary liquidity fee is in effect. When a discretionary liquidity fee is in place, shareholders will not be permitted to exchange into or out of a Fund.

The imposition of a discretionary liquidity fee will be reported by a Fund to the SEC on Form N-MFP. Such information will also be available on the Fund’s website (www.jpmorganfunds.com). In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means.

Other Information

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. With regard to the Retail Funds and the Government Funds, the Board may suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, a Fund will notify the SEC of its decision to liquidate and suspend redemptions.

There is some degree of uncertainty with respect to the tax treatment of discretionary and mandatory liquidity fees received by Funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a Fund receives discretionary and/or mandatory liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Financial Intermediaries are required to promptly take the steps requested by a Fund or its designees to impose or help to implement a discretionary and/or mandatory liquidity fee as requested from time to time, including the rejection of orders due to the imposition of a fee or the prompt re-confirmation of orders following a notification regarding the implementation of a fee. If a discretionary and/or mandatory liquidity fee is imposed, these steps are expected to include the submission of trades on a gross, rather than net, basis from the time of the effectiveness of the liquidity fee and the submission of such order information to the Fund or its designee prior to the next calculation of a Fund’s NAV. Unless otherwise agreed to between a Fund and Financial Intermediary, the Fund will withhold discretionary and mandatory liquidity fees on behalf of Financial Intermediaries. With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a discretionary liquidity fee may be paid by the Fund without the deduction of such discretionary liquidity fee.

The definition for “Liquidity Fees” in the “What the Terms Mean” section of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Discretionary liquidity fees: Certain Funds’ policies and procedures permit the Fund to impose discretionary liquidity fees on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The following is hereby added as the thirteenth paragraph to the “What the Terms Mean” section of the Prospectuses:

Mandatory liquidity fees: Certain Funds’ policies and procedures require the Fund to impose mandatory liquidity fees if the Fund experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that day) exceeding 5% of net assets, unless the amount of the mandatory liquidity fee would be de minimis. The size of the mandatory liquidity fee to be charged will be based on a good faith estimate, supported by data, of the costs the Fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. If the amount is de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to charge a mandatory liquidity fee.

The second and third paragraphs of the “Redemptions” section in Appendix A to the Statement of Additional Information are hereby deleted in their entirety and replaced with the following:

With regard to Money Market Funds that do not qualify as Government Money Market Funds, the Fund may impose a discretionary liquidity fee of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund. With regard to Money Market Funds that do not qualify as “retail” (i.e., a “Retail Money Market Fund”) or a Government Money Market Fund, the Fund is required to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions (based on flow information available within a reasonable period after the last computation of the Fund’s net asset value on that day) exceeding 5% of net assets, unless the amount of the mandatory liquidity fee would be de minimis. The size of mandatory liquidity fee to be charged will be based on a good faith estimate, supported by data, of the costs the Fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be determined in good faith, a 1% default fee will be applied. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to charge a mandatory liquidity fee.

The adviser may, in its discretion, terminate a discretionary liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a discretionary and/or mandatory liquidity fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect. When a discretionary and/or mandatory liquidity fee is in place, shareholders will not be permitted to exchange into or out of a Money Market Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE